UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 05, 2025

ARKO Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39828	85-2784337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8565 Magellan Parkway Suite 400
Richmond, Virginia		23227-1150
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 730-1568

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ARKO	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	ARKOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2025 Annual Meeting of Stockholders on June 5, 2025 (the “Annual Meeting”). The final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1: Election of six directors to the Board to hold office until the Company’s 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

	Votes	Votes	Broker
Director	For	Withheld	Non-Votes
Sherman K. Edmiston III	79,405,056	26,136,841	4,843,937
Avram Friedman	79,249,115	26,292,782	4,843,937
Andrew R. Heyer	79,795,738	25,746,159	4,843,937
Steven J. Heyer	80,957,766	24,584,131	4,843,937
Laura Shapira Karet	79,112,147	26,429,750	4,843,937
Arie Kotler	79,320,924	26,220,973	4,843,937

Proposal 2: Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s 2025 Proxy Statement for the Annual Meeting:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
77,655,313	27,288,796	597,788	4,843,937

Proposal 3: Ratification of the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
88,505,832	21,870,207	9,795	—

Proposal 4: Approval of a stockholder proposal asking the Board of Directors to take steps to amend the Company’s governing documents to provide that, in uncontested elections, the directors be elected by majority vote.

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
39,944,869	64,609,758	612,313	5,218,894

No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKO CORP.

Date:	June 5, 2025	By:	/s/ Arie Kotler
		Name: Title:	Arie Kotler President, Chief Executive Officer and Chairman of the Board